Exhibit 99.2

Synovus				5 of 12
INCOME STATEMENT	Twelve Months Ended
(In thousands, except per share data)	December 31,

	2006	2005	Change

Interest Income (Taxable Equivalent)	$2,022,294	1,502,664	34.6%
Interest Expense	882,592	527,378	67.4

Net Interest Income (Taxable Equivalent)	1,139,702	975,286	16.9
Tax Equivalent Adjustment	5,828	6,439	(9.5)

Net Interest Income	1,133,874	968,847	17.0
Provision for Loan Losses	75,148	82,532	(8.9)

Net Interest Income After Provision	1,058,726	886,315	19.5

Non-Interest Income:
Electronic Payment Processing Services	985,869	867,914	13.6
Merchant Services	260,275	237,418	9.6
Other Transaction Processing Services Revenue	186,394	183,412	1.6
Service Charges on Deposits	112,417	109,960	2.2
Fiduciary and Asset Management Fees	47,800	44,886	6.5
Brokerage and Investment Banking Revenue	26,729	24,487	9.2
Mortgage Banking Income	29,255	28,682	2.0
Bankcard Fees	44,303	38,813	14.1
Securities Gains (Losses)	(2,118)	463	Nm
Other Fee Income	38,743	34,148	13.5
Other Non-Interest Income	52,200	36,016	44.9

Non-Interest Income before Reimbursable Items	1,781,867	1,606,199	10.9
Reimbursable Items	351,719	312,280	12.6

Total Non-Interest Income	2,133,586	1,918,479	11.3

Non-Interest Expense:
Personnel Expense	974,515	836,371	16.5
Occupancy & Equipment Expense	414,169	368,210	12.5
Other Non-Interest Expense	430,274	426,530	0.9

Non-Interest Expense before Reimbursable Items	1,818,958	1,631,111	11.5
Reimbursable Items	351,719	312,280	12.6

Total Non-Interest Expense	2,170,677	1,943,391	11.7

Minority Interest in Consolidated Subsidiaries	48,102	37,381	28.7
Income Before Taxes	973,533	824,022	18.1
Income Tax Expense	356,616	307,576	15.9

Net Income	$616,917	516,446	19.5

Basic Earnings Per Share	$1.92	1.66	15.8%
Diluted Earnings Per Share	1.90	1.64	16.0
Dividends Declared Per Share	0.78	0.73	6.8

Return on Assets	2.07	1.96	11	bp
Return on Equity	18.31	18.45	(14)
Average Shares Outstanding - Basic	321,241	311,495	3.1%
Average Shares Outstanding - Diluted	324,232	314,815	3.0
bp - change is measured as difference in basis points.
nm - not meaningful

SYNOVUS					6 of 12
INCOME STATEMENT
(In thousands, except per share data)	2006				2005	4th Quarter
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	'06 vs. '05 Change

Interest Income (Taxable Equivalent)	$547,088	535,038	499,191	440,977	420,898	30.0%
Interest Expense	253,998	241,027	210,510	177,057	159,237	59.5

Net Interest Income (Taxable Equivalent)	293,090	294,011	288,681	263,920	261,661	12.0
Tax Equivalent Adjustment	1,458	1,409	1,478	1,484	1,566	(6.9)

Net Interest Income	291,632	292,602	287,203	262,436	260,095	12.1
Provision for Loan Losses	18,675	18,390	18,534	19,549	20,787	(10.2)

Net Interest Income After Provision	272,957	274,212	268,669	242,887	239,308	14.1

Non-Interest Income:
Electronic Payment Processing Services	302,370	230,273	234,519	220,472	223,844	35.1
Merchant Services	64,957	65,548	65,820	63,949	67,409	(3.6)
Other Transaction Processing Services Revenue	51,634	44,813	45,001	44,946	45,544	13.4
Service Charges on Deposits	28,136	29,292	28,800	26,189	28,036	0.4
Fiduciary and Asset Management Fees	12,710	11,868	11,509	11,713	11,544	10.1
Brokerage and Investment Banking Revenue	6,721	6,502	6,559	6,947	6,616	1.6
Mortgage Banking Income	6,837	8,440	8,105	5,873	7,078	(3.4)
Bankcard Fees	11,218	11,438	11,093	10,554	10,916	2.8
Securities Gains (Losses)	-	(982)	(1,062)	(74)	(135)	nm
Other Fee Income	9,079	10,024	10,357	9,283	9,709	(6.5)
Other Non-Interest Income	21,707	10,056	10,915	9,522	6,835	nm

Non-Interest Income before Reimbursable Items	515,369	428,753	428,371	409,375	417,396	23.5
Reimbursable Items	83,894	99,187	86,138	82,500	84,306	(0.5)

Total Non-Interest Income	599,263	527,940	514,509	491,875	501,702	19.4

Non-Interest Expense:
Personnel Expense	256,691	256,220	233,847	227,758	224,251	14.5
Occupancy & Equipment Expense	116,470	100,504	99,495	97,700	93,965	24.0
Other Non-Interest Expense	115,755	98,995	109,690	105,836	110,608	4.7

Non-Interest Expense before Reimbursable Items	488,916	455,719	443,032	431,294	428,824	14.0
Reimbursable Items	83,894	99,187	86,138	82,500	84,306	(0.5)

Total Non-Interest Expense	572,810	554,905	529,170	513,794	513,130	11.6

Minority Interest in Consolidated Subsidiaries	16,790	10,406	11,165	9,740	9,571	75.4
Income Before Taxes	282,620	236,840	242,843	211,228	218,309	29.5
Income Tax Expense	107,073	82,774	90,046	76,722	81,049	32.1

Net Income	$175,547	154,066	152,797	134,506	137,260	27.9

Basic Earnings Per Share	$0.54	0.48	0.47	0.43	0.44	23.1
Diluted Earnings Per Share	0.54	0.47	0.47	0.43	0.44	22.9
Dividends Declared Per Share	0.20	0.20	0.20	0.20	0.18	6.8

Return on Assets	2.22%	2.00%	2.07%	1.96%	2.00%	22	bp
Return on Equity	19.03	17.63	18.45	17.88	18.74	29
Average Shares Outstanding - Basic	324,555	323,657	322,783	313,639	312,298	3.9%
Average Shares Outstanding - Diluted	328,122	326,834	325,421	316,208	315,280	4.1

bp - change is measured as difference in basis points.
nm - not meaningful

SYNOVUS			7 of 12
Financial Services Segment

INCOME STATEMENT	Twelve Months Ended
(In thousands)	December 31,

	2006	2005	Change

Interest Income (Taxable Equivalent)	$2,022,257	1,502,648	34.6%
Interest Expense	890,677	531,046	67.7

Net Interest Income (Taxable Equivalent)	1,131,580	971,602	16.5
Tax Equivalent Adjustment	5,791	6,386	(9.3)

Net Interest Income	1,125,789	965,216	16.6
Provision for Loan Losses	75,148	82,532	(8.9)

Net Interest Income After Provision	1,050,641	882,684	19.0

Non-Interest Income:
Service Charges on Deposits	112,417	109,960	2.2
Fiduciary and Asset Management Fees	48,627	45,454	7.0
Brokerage and Investment Banking Revenue	26,729	24,487	9.2
Mortgage Banking Income	29,255	28,682	2.0
Bankcard Fees	44,303	38,813	14.1
Securities Gains (Losses)	(2,118)	463	Nm
Other Fee Income	38,743	34,148	13.5
Other Non-Interest Income	61,474	45,407	35.4

Total Non-Interest Income	359,430	327,413	9.8

Non-Interest Expense:
Personnel Expense	450,373	370,223	21.8
Occupancy & Equipment Expense	100,269	90,549	10.7
Other Non-Interest Expense	213,891	185,985	15.0

Total Non-Interest Expense	764,533	646,758	18.3

Income Before Taxes	645,538	563,340	14.6
Income Tax Expense	230,435	204,290	12.8

Net Income	$415,103	359,050	15.6

Return on Assets	1.45	1.43	2	bp
Return on Equity	16.77	17.59	(82)

bp - change is measured as difference in basis points.
nm - not meaningful

Synovus						8 of 12
Financial Services Segment
INCOME STATEMENT
(In thousands)	2006				2005	4th Quarter

	Fourth	Third	Second	First	Fourth	'06 vs. '05
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Interest Income (Taxable Equivalent)	$547,079	535,025	499,184	440,969	420,892	30.0%
Interest Expense	256,760	242,875	212,499	178,544	160,509	60.0

Net Interest Income (Taxable Equivalent)	290,319	292,150	286,685	262,425	260,383	11.5
Tax Equivalent Adjustment	1,448	1,395	1,471	1,476	1,558	(7.1)

Net Interest Income	288,871	290,755	285,214	260,949	258,825	11.6
Provision for Loan Losses	18,675	18,390	18,534	19,549	20,787	(10.2)

Net Interest Income After Provision	270,196	272,365	266,680	241,400	238,038	13.5

Non-Interest Income:
Service Charges on Deposits	28,136	29,862	29,409	26,712	28,572	0.4
Fiduciary and Asset Management Fees	12,921	12,077	11,720	11,910	11,728	10.2
Brokerage and Investment Banking Revenue	6,721	6,502	6,559	6,947	6,616	1.6
Mortgage Banking Income	6,837	8,440	8,105	5,873	7,078	(3.4)
Bankcard Fees	11,218	11,438	11,093	10,554	10,916	2.8
Securities Gains (Losses)	-	(982)	(1,062)	(74)	(135)	nm
Other Fee Income	9,079	9,679	10,038	8,950	9,377	(6.5)
Other Non-Interest Income	22,682	12,528	13,881	12,381	11,030	nm

Total Non-Interest Income	97,594	89,319	89,453	83,063	84,978	14.8

Non-Interest Expense:
Personnel Expense	115,131	113,842	113,951	107,449	95,670	19.7
Occupancy & Equipment Expense	26,370	25,566	24,835	23,498	24,577	7.3
Other Non-Interest Expense	61,930	51,899	52,064	47,999	49,768	24.4

Total Non-Interest Expense	203,430	191,307	190,850	178,946	170,015	20.0

Income Before Taxes	164,360	170,377	165,283	145,517	153,001	7.4
Income Tax Expense	59,384	60,394	58,899	51,757	55,949	6.1

Net Income	$104,976	109,983	106,384	93,760	97,052	8.2

Return on Assets	1.39%	1.49%	1.50%	1.43%	1.47%	(8)	bp
Return on Equity	15.45	17.04	17.42	17.17	18.30	(285)

bp - change is measured as difference in basis points.
nm - not meaningful

SYNOVUS				9 of 12

	BALANCE SHEET	December 31, 2006	September 30, 2006	December 31, 2005

	(In thousands, except share data)

	ASSETS
	Cash and due from banks	$887,546	790,602	880,886
	Interest earning deposits with banks	19,389	17,444	2,980
	Federal funds sold and securities purchased
	under resale agreements	101,091	308,300	68,922
	Trading account assets	15,266	15,031	27,322
	Mortgage loans held for sale	175,042	158,690	143,144
	Investment securities available for sale	3,352,357	3,269,889	2,958,320

	Loans, net of unearned income	24,654,552	24,192,596	21,392,347
	Allowance for loan losses	(314,459)	(319,973)	(289,612)
	Loans, net	24,340,093	23,872,623	21,102,735

	Premises and equipment, net	752,738	723,974	669,425
	Contract acquisition costs and computer software, net	380,746	403,702	431,849
	Goodwill, net	668,723	681,720	458,382
	Other intangible assets, net	63,522	50,900	44,867
	Other assets	1,108,445	1,052,007	831,840

	Total assets	$31,864,958	31,344,882	27,620,672

	LIABILITIES AND SHAREHOLDERS' EQUITY
	Liabilities:
	Deposits:
	Non-interest bearing retail and commercial deposits	$3,538,598	3,659,629	3,700,750
	Interest bearing retail and commercial deposits	17,741,354	17,103,778	14,798,845

	Total retail and commercial deposits	21,279,952	20,763,407	18,499,595
	Brokered time deposits	3,004,211	3,199,157	2,284,770

	Total deposits	24,284,163	23,962,564	20,784,365

	Federal funds purchased and other short-term
	borrowings	1,572,809	1,582,037	1,158,669
	Long-term debt	1,349,056	1,363,519	1,933,638
	Other liabilities	717,873	654,742	597,698

	Total liabilities	27,923,901	27,562,862	24,474,370

	Minority interest in consolidated subsidiaries	236,709	218,073	196,973

	Shareholders' equity:
	Common stock, par value $1.00 a share (1)	331,214	330,474	318,301
	Surplus	1,033,013	1,009,976	686,447
	Treasury stock (2)	(113,944)	(113,944)	(113,944)
	Unearned compensation	-	-	(3,126)
	Accumulated other comprehensive income (loss)	(2,955)	(7,519)	(29,536)
	Retained earnings	2,457,020	2,344,960	2,091,187

	Total shareholders' equity (3)	3,704,348	3,563,947	2,949,329

	Total liabilities and shareholders' equity	$31,864,958	31,344,882	27,620,672

(1)	Common shares outstanding: 325,552,375; 324,812,048; and 312,639,737 at December 31, 2006, September 30, 2006, December 31, 2005, respectively
(2)	Treasury shares: 5,661,538 at December 31, 2006, September 30, 2006, and December 31, 2005.
(3)	Book value per share: $11.38; $10.97; and $9.43 at December 31, 2006, September 30, 2006, and December 31, 2005, respectively.

SYNOVUS							10 of 12
AVERAGE BALANCES AND YIELDS/RATES
(Dollars in thousands)
	2006			2005		Twelve Months Ended
	Fourth	Third	Second	First	Fourth	December 31,
	Quarter	Quarter	Quarter	Quarter	Quarter	2006	2005

Interest Earning Assets

Taxable Investment Securities	$3,178,852	3,025,507	3,008,122	2,823,306	2,713,238	$3,009,962	2,609,113
Yield	4.51%	4.39	4.21	4.08	3.87	4.31%	3.78
Tax-Exempt Investment Securities	$197,737	197,024	202,676	201,432	208,265	$198,692	216,773
Yield	6.95%	6.70	6.73	6.86	6.90	6.81%	6.94
Trading Account Assets	$34,471	53,181	47,398	37,659	26,006	$43,201	11,380
Yield	6.67%	5.30	5.72	7.42	6.97	6.14%	5.64
Commercial Loans	$20,814,076	20,430,469	19,746,392	18,377,498	17,881,828	$19,850,396	17,237,330
Yield	8.24%	8.22	7.98	7.58	7.25	8.02%	6.69
Consumer Loans	$905,552	906,634	875,171	835,520	845,251	$880,982	841,447
Yield	8.18%	8.17	8.09	7.89	7.87	8.09%	7.63
Mortgage Loans	$1,089,794	1,091,425	1,071,477	1,039,741	1,036,041	$1,073,296	1,025,034
Yield	6.99%	6.93	6.82	6.67	6.44	6.86%	6.33
Credit Card Loans	$268,705	265,120	260,010	260,251	257,691	$263,549	251,959
Yield	10.89%	10.86	10.81	10.81	10.19	10.85%	10.17
Home Equity Loans	$1,316,842	1,252,802	1,231,592	1,188,153	1,167,361	$1,247,715	1,113,914
Yield	7.82%	7.97	7.69	7.30	6.85	7.70%	6.19
Allowance for Loan Losses	$(317,603)	(318,195)	(307,674)	(294,817)	(286,846)	$(309,658)	(279,534)

Loans, Net	$24,077,366	23,628,256	22,876,968	21,406,345	20,901,326	$23,006,280	20,190,150
Yield	8.29%	8.29	8.06	7.67	7.35	8.09%	6.82

Mortgage Loans Held for Sale	$149,113	130,196	132,605	117,085	121,665	$132,332	113,969
Yield	6.02%	6.51	7.08	6.61	6.48	6.54%	6.41
Federal Funds Sold and Time Deposits
with Banks	$120,804	155,201	139,924	118,772	119,606	$133,740	127,171
Yield	5.40%	5.32	5.07	4.42	4.26	5.08%	3.35

Total Interest Earning Assets	$27,754,344	27,189,364	26,407,692	24,704,601	24,090,106	$26,524,206	23,268,556
Yield	7.83%	7.81	7.58	7.23	6.94	7.62%	6.46

Interest Bearing Liabilities
Interest Bearing Demand Deposits	$3,034,375	2,946,646	3,040,292	3,004,244	2,989,754	$3,006,308	2,975,016
Rate	2.18%	2.03	1.81	1.63	1.39	1.92%	1.18
Money Market Accounts	$6,956,181	6,587,365	6,196,865	5,800,154	5,619,551	$6,388,862	5,193,943
Rate	4.45%	4.38	4.00	3.55	3.13	4.13%	2.56
Savings Deposits	$514,317	547,779	573,776	535,475	534,533	$542,793	555,205
Rate	0.72%	0.72	0.69	0.47	0.40	0.65%	0.35
Time Deposits Under $100,000	$3,003,141	2,917,518	2,738,528	2,501,504	2,408,591	$2,791,759	2,294,158
	4.64%	4.38	3.92	3.55	3.28	4.15	2.88
Time Deposits Over $100,000 (less brokered
time deposits)	$3,997,493	3,756,853	3,362,304	3,067,094	2,864,382	$3,549,200	2,624,623
Rate	5.07%	4.92	4.44	4.01	3.67	4.66%	3.23
Total Interest Bearing Core Deposits	17,505,508	16,756,161	15,911,765	14,908,471	14,416,811	16,278,922	13,642,945
Rate	4.12%	3.97	3.54	3.15	2.80	3.72%	2.35
Brokered Time Deposits	$3,137,889	3,165,905	2,740,674	2,364,383	2,443,105	$2,855,191	2,557,660
Rate	5.01%	4.85	4.57	4.24	3.89	4.70%	3.39
Total Interest Bearing Deposits	$20,643,396	19,922,066	18,652,438	17,272,854	16,859,916	$19,134,113	16,200,605
Rate	4.26%	4.11	3.69	3.30	2.96	3.87%	2.51

Federal Funds Purchased and Other
Short-Term Borrowings	$1,283,832	1,553,699	1,772,113	1,530,099	939,008	$1,534,312	1,103,005
Rate	4.72%	4.73	4.76	4.28	3.72	4.59%	2.86
Long-Term Debt	$1,360,634	1,364,227	1,586,586	1,774,804	2,184,538	$1,519,997	2,087,749
Rate	4.90%	4.57	4.42	4.62	4.44	4.62%	4.18

Total Interest Bearing Liabilities	$23,287,863	22,839,991	22,011,138	20,577,757	19,983,462	$22,188,422	19,391,359
Rate	4.32%	4.18	3.83	3.48	3.16	3.97%	2.72

Non-Interest Bearing Demand Deposits	$3,469,233	3,528,942	3,511,554	3,443,867	3,509,219	$3,488,580	3,408,289
Shareholders' Equity	$3,659,996	3,467,029	3,321,397	3,050,256	2,906,223	$3,369,954	2,799,496
Total Assets	$31,307,991	30,613,827	29,563,064	27,792,577	27,164,366	$29,831,172	26,291,490

Net Interest Margin	4.20%	4.30	4.39	4.32	4.32	4.30%	4.19

SYNOVUS				11 of 12
LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
(Dollars in thousands)
	December 31, 2006
		Loans as a % of Total Loans Outstanding	Total Nonperforming Loans	Nonperforming Loans as a % of Total Nonperforming Loans

Loan Type	Total Loans
Commercial Real Estate
Multi-Family	$505,586	2.0%	$168	0.2%
Hotels	643,180	2.6	1,270	1.3
Office Buildings	881,658	3.6	4,333	4.5
Shopping Centers	764,924	3.1	-	-
Commercial Development	876,570	3.6	-	0.0
Other Investment Property	434,298	1.8	73	0.1
Total Investment Properties	4,106,216	16.7	5,844	6.1
1-4 Family Construction	2,347,025	9.5	5,600	5.8
1-4 Family Perm / Mini-Perm	1,193,895	4.8	7,763	8.0
Residential Development	2,036,207	8.3	1,889	2.0
Total 1-4 Family Properties	5,577,127	22.6	15,252	15.8
Land Acquisition	1,402,402	5.7	8,429	8.7
Total Investment-Related Real Estate	11,085,745	45.0	29,525	30.6
Owner-Occupied	3,138,264	12.7	9,786	10.1
Other Property	942,479	3.8	5,722	5.9
Total Commercial Real Estate	15,166,488	61.5	45,033	46.6
Commercial & Industrial	5,875,854	23.8	41,869	43.3
Home Equity	1,364,030	5.6	3,330	3.5
Consumer Mortgages	1,517,849	6.2	4,413	4.6
Credit Card	276,269	1.1	-	0.0
Other Consumer Loans	500,757	2.0	1,978	2.0
Total Consumer	3,658,905	14.9	9,721	10.1
Unearned Income	(46,695)	(0.2)	-
Total	$24,654,552	100.0%	$96,623	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON
(Dollars in thousands)
	Total Loans		4Q06 vs. 3Q06		4Q06 vs. 4Q05
Loan Type	December 31, 2006	September 30, 2006	% change (1)	December 31, 2005	% change (2)
Commercial Real Estate
Multi-Family	$505,586	517,644	(9.2)%	$529,263	(4.5)%
Hotels	643,180	642,330	0.5	686,101	(6.3)
Office Buildings	881,658	888,397	(3.0)	757,863	16.3
Shopping Centers	764,924	749,189	8.3	667,443	14.6
Commercial Development	876,570	958,636	(34.0)	860,458	1.9
Other Investment Property	434,298	406,880	26.7	373,148	16.4

Total Investment Properties	4,106,216	4,163,076	(5.4)	3,874,276	6.0

1-4 Family Perm / Mini-Perm	1,193,895	1,199,959	(2.0)	1,094,280	9.1
Residential Development	2,036,207	1,963,061	14.8	1,490,948	36.6

Total 1-4 Family Properties	5,577,127	5,407,906	12.4	4,138,274	34.8
Land Acquisition	1,402,402	1,307,168	28.9	1,125,608	24.6

Total Investment-Related Real Estate	11,085,745	10,878,150	7.6	9,138,158	21.3

Owner-Occupied	3,138,264	3,048,902	11.6	2,706,883	15.9
Other Property	942,479	1,048,866	(40.2)	978,143	(3.6)

Total Commercial Real Estate	15,166,488	14,975,918	5.0	12,823,184	18.3
Commercial & Industrial	5,875,854	5,711,488	11.4	5,268,042	11.5
Home Equity	1,364,030	1,272,804	28.4	1,187,205	14.9
Consumer Mortgages	1,517,849	1,512,091	1.5	1,372,134	10.6
Credit Card	276,269	266,205	15.0	268,348	3.0
Other Consumer Loans	500,757	506,490	(4.5)	521,521	(4.0)

Total Consumer	3,658,905	3,557,590	11.3	3,349,208	9.2
Unearned Income	(46,695)	(52,400)	(43.2)	(48,087)	(2.9)

Total	$24,654,552	24,192,596	7.6%	$21,392,347	15.2%

(1)	Percentage is annualized.
(2)

The percentage change comparison to prior periods is impacted by the acquisitions of Riverside Bancshares, Inc. (Riverside) and Banking Corporation of Florida (First Florida),
which were completed on March 24, 2006 and March 31, 2006, respectively. Riverside and First Florida contributed $482 million, respectively, in total loans.
Excluding the impact of Riverside and First Florida the year-over-year growth is 11.4%.

SYNOVUS						12 of 12

CREDIT QUALITY DATA
(Dollars in thousands)	2006				2005	4th Quarter

	Fourth	Third	Second	First	Fourth	'06 vs. '05
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Nonperforming Loans	$96,623	94,766	88,805	80,061	82,175	17.6%
Other Real Estate	25,923	31,549	25,634	20,357	16,500	57.1
Nonperforming Assets	122,545	126,315	114,439	100,418	98,675	24.2
Allowance for Loan Losses	314,459	319,973	313,694	300,866	289,612	8.6

Net Charge-Offs - Quarter	24,190	12,111	9,528	14,388	14,732	64.2
Net Charge-Offs - YTD	60,217	36,027	23,916	14,388	58,665	2.6
Net Charge-Offs / Average Loans - Quarter	0.39	0.20	0.17	0.27	0.28
Net Charge-Offs / Average Loans - YTD	0.26	0.21	0.21	0.27	0.29

Nonperforming Loans / Loans & ORE	0.39	0.39	0.38	0.36	0.38
Nonperforming Assets / Loans & ORE	0.50	0.52	0.48	0.45	0.46
Allowance / Loans	1.28	1.32	1.33	1.34	1.35

Allowance / Nonperforming Loans	325.45	337.65	353.24	375.79	352.43
Allowance / Nonperforming Assets	256.61	253.31	274.11	299.61	293.50

Past Due Loans over 90 days	34,031	18,002	19,340	17,376	16,023
As a Percentage of Loans Outstanding	0.14	0.07	0.08	0.08	0.07

Total Past Dues	154,027	140,526	111,464	114,744	93,807
As a Percentage of Loans Outstanding	0.62	0.58	0.47	0.51	0.44

REGULATORY CAPITAL RATIOS (1)
(Dollars in thousands)
	December 31, 2006	September 30, 2006	December 31, 2005

Tier 1 Capital	$3,253,327	3,067,156	2,660,704
Total Risk-Based Capital	4,317,786	4,137,129	3,700,315
Tier 1 Capital Ratio	10.84%	10.36	10.23
Total Risk-Based Capital Ratio	14.39	13.98	14.23
Leverage Ratio	10.64	10.28	9.99

(1) December 31, 2006 information is preliminary.